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                                                                   EXHIBIT 10.35

                   SECOND AMENDMENT TO COLLABORATION AGREEMENT
                                      AMONG
                             COR THERAPEUTICS, INC.,
                              SCHERING CORPORATION
                            AND SCHERING-PLOUGH, LTD.
                              DATED APRIL 10, 1995

This second amendment ("Second Amendment") effective as of the last date set forth below (the "Second Amendment Effective Date"), to the Collaboration Agreement by and among COR Therapeutics, Inc., a Delaware corporation ("COR"), Schering Corporation, a New Jersey corporation ("Schering Corporation") and Schering-Plough, Ltd., a corporation organized under the laws of Switzerland ("Schering Ltd.") dated April 10, 1995, as amended on December 23, 1998 (as amended, the "Agreement") is entered into by and between the parties hereto with reference to the facts below. Schering Corporation and Schering Ltd. are referred to herein collectively as "Schering". Terms with initial capitals, which are not specifically defined in this Second Amendment, shall have the defined meaning set forth in the Agreement.

        WHEREAS, the Agreement does not specify to which country sales should be attributed when a sale is made by a distributor in one country to a distributor in another country;

        WHEREAS, the Parties desire to modify their agreement to address such issue of sales allocation, and also with respect to the allocation of regulatory responsibilities in Canada, the manufacture and supply of Integrilin Product in Canada, and to set forth certain understandings regarding a Phase III clinical trial for Integrilin Product in the setting of acute myocardial infarction ("AMI"); and

        WHEREAS, the Parties desire to make certain elements of this Second Amendment conditional on the conduct of a Phase III clinical trial for AMI, and have made provision herein for modification of this Second Amendment based upon the conduct of such trial;

        WHEREAS, Section 18.1 provides for amendment, change or addition to the Agreement if reduced to writing and signed by an authorized officer of each Party.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations below, the Parties agree as follows:

I.      TREATMENT OF CROSS-BORDER SALES


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The Parties agree that Section 2.8, shall be amended by adding the following to the end of the existing text:

        "The sale of any unit of Integrilin Product shall be accounted for either as Net Sales or as Royalty-Bearing Sales, depending on the location of the final distributor in the chain of sales for such unit, and in no event shall the proceeds of the sale of any single unit be ultimately accounted for as both Net Sales and Royalty-Bearing Sales. The method for attributing such sales shall be as follows: Sale of a unit shall be attributed to the location of the first distributor to whom the sale is made. If there is a subsequent sale of such unit to a distributor in another country, the Parties shall re-attribute such sale to the location of the final distributor to whom such unit was sold. The Party selling the Co-Developed Product shall provide the other Party with sales reports and distributor reports on a country-by-country basis within [ * ] of the end of each calendar quarter. The reattribution of sales from the location of the initial distributor to the location of the final distributor shall be based on such distributor reports and shall be made, together with any corresponding reconciliation payment or credit, within [ * ] of the end of each calendar quarter."

The remainder of Section 2.8 shall remain unchanged.


II.     COMMUNICATIONS WITH REGULATORS IN CANADA

The Parties agree that Section 3.4(a) shall be amended by adding the following to the end of the existing text:

        "Notwithstanding anything to the contrary in this Section 3.4(a), until such time as COR commences Co-Promotion of a Co-Developed Product in Canada, Schering shall have primary responsibility for communications with Canadian regulatory authorities with respect to the review and release of marketing promotional material, reporting of adverse events for Integrilin Products sold in Canada and Schering shall be responsible for QC testing/QA release activities in connection with Integrilin Products in Canada and such other regulatory matters in connection with Integrilin Products in Canada as the parties shall mutually agree upon. However, COR shall retain ownership of all regulatory submissions in Canada, and shall be responsible for any amendments thereof and for communications with Canadian regulatory authorities regarding clinical trials, adverse events in clinical trials, clinical data, manufacturing process changes and such other matters as the parties shall mutually agree upon."

The remainder of Section 3.4 shall remain unchanged.


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III.    EXTENSION OF EXCLUSIVITY PERIOD IN CANADA AND EUROPE

The Parties agree that Section 4.1(a) shall be amended by deleting it in its entirety and replacing Section 4.1(a) with the following:

        "Subject to the terms and conditions of this Agreement, COR will have the right to Co-Promote with Schering, on a country-by-country basis, in each country in the Co-Promotion Territory each Co-Developed Product following Regulatory Approval, provided, however, that the right of COR to Co-Promote each Co-Developed Product in Canada shall commence on [ * ] (subject to COR complying with its contribution of Sales Representative Efforts as set forth in [ * ]), or such earlier date as may be provided for in Article IX of the Second Amendment to this Agreement (the "Canadian Co-Promotion Date") and the right of COR to Co-Promote each Co-Developed Product in any country of Europe shall commence, on a country-by-country basis, on [ * ] (subject to COR complying with its contribution of Sales Representative Efforts as set forth in [ * ]), or such earlier date as may be provided for in Article IX of the Second Amendment to this Agreement (the "European Co-Promotion Date"). The JSC shall approve annual sales targets for Canada for each year beginning with [ * ]. Notwithstanding anything to the contrary in this Section 4.1(a), in the event that, for [ * ] years Schering shall fail to achieve at least [ * ] of the year-end annual sales target for Canada approved by the JSC, COR shall have the right to commence Co-Promotion of each Co-Developed Product in Canada upon [ * ] written notice. Schering shall provide COR with [ * ] reports on sales in Canada to enable COR to monitor progress against such sales targets."

IV.     NOTICE OF INTENT TO CO-PROMOTE IN CANADA

The Parties agree that Section 4.2 shall be amended by deleting the first sentence and replacing it with the following:

        "Within 60 days after the filing, and acceptance for review, of a Drug Approval Application in the United States with respect to a Co-Developed Product, which is the subject of such Drug Approval Application, COR shall notify Schering whether or not it elects to Co-Promote such Co-Developed Product in the United States. With respect to Co-Promotion of each Co-Developed Product in Canada, such notice shall be delivered [
        * ] to the [ * ] on which the right of COR to Co-Promote such Co-Developed Product in Canada would commence under Section 4.1(a)."

V.      MODIFICATION OF SALES REPRESENTATIVES' EFFORTS

The Parties agree that Section 5.5 shall be amended by deleting Section 5.5(a) in its entirety and replacing Section 5.5(a) with the following:


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        "(a) Subject to the terms and conditions of this Agreement, in each calendar year, each Party will have the right to contribute [ * ] of the overall level of Sales Representative Efforts for each Co-Promoted Product in each country in which COR has elected to Co-Promote, provided that, without the consent of the other Party, (i) in the United States, [ * ] may not contribute [ * ] of such level, Schering may not contribute [ * ] of such level in the [ * ] years following commercial launch of such Co-Promoted Product and Schering may not contribute [ * ] of such level thereafter; (ii) commencing on the Canadian Co-Promotion Date, COR will have the right to contribute [ * ] of the overall level of Sales Representative Efforts in Canada provided that COR may not contribute [ * ] of the total level of Sales Representative Efforts in Canada; and (iii) commencing on the European Co-Promotion Date, COR will have the right to contribute [ * ] of the overall Sales Representative Efforts in any country of Europe, provided that, without the consent of Schering, COR may not contribute [ * ] of the total level of Sales Representative Efforts in each country of Europe in which COR is Co-Promoting and Schering may not contribute [ * ] of such total."

The remainder of Section 5.5 shall remain unchanged.


VI.     SUPPLY OF FINAL INTEGRILIN PRODUCTS FOR CANADA

The Parties agree that Section 7.1(b) shall be amended by deleting the third and fourth sentences and replacing them with the following:

        "Unless otherwise directed by the JSC, COR shall use Diligent Efforts to obtain from Third Party suppliers necessary quantities of bulk and final Integrilin Product for supply in the United States and necessary quantities of bulk Integrilin Product for supply in all other countries of the world. Schering shall use Diligent Efforts to produce final Integrilin Product for all countries of the world outside of the United States unless Schering requests not to do so, in which case the JSC shall make arrangements for Third Party suppliers to provide such services."

VII.    PROVISIONS RELATING TO CANADA

A. The Parties agree that the first sentence of Section 9.2 shall be amended by deleting it in its entirety and replacing it with the following:


        "Net Sales shall be allocated first to reimburse each Party for its Allowable Expenses, on a country-by-country basis (excluding Canada until COR begins to Co-Promote in Canada), for each Co-Developed Product. Any


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        remaining sums shall be Marketing Margin, which shall be determined on a country-by-country basis (excluding Canada until COR begins to Co-Promote in Canada) for each such Product, and shall be allocated as follows:"

B. The Parties agree that the following shall be added as a new sentence at the end of Section 9.2:

        "Until COR begins to Co-Promote in Canada, in lieu of an allocation of Marketing Margin for sales of Co-Developed Product in Canada, COR shall receive a royalty as set forth in Section 9.7."

C. The Parties agree that the definition of Net Sales in Section 1.32 is hereby amended to add, [ * ] immediately after the words [ * ] and immediately prior to the commencement of the parenthetical in such line, the words: [ * ].

The remainder of Section 1.32 shall remain unchanged.

VIII.   ROYALTIES

The Parties agree that Section 9.7 shall be amended by deleting the proviso immediately after the table setting forth the dollar amounts and royalty rate and replacing it with the following:

        "provided, however, that the royalty rate in the Co-Promotion Territory (except for the United States and Canada) shall be the sum of a Base Royalty, a Sales Volume Royalty, and a Cost of Goods Royalty, as follows, and provided further that in no calendar year will the aggregate royalty in such territory exceed [ * ] of Net Sales in such territory (except as provided below in the case that the Average Cost Per Gram, as defined below, is [ * ] per gram):

        - Base Royalty. During the period from the first commercial sales of an Integrilin Product in a country of Europe through [ * ], the "Base Royalty" shall be [ * ] of Net Sales in Europe. Thereafter, the Base Royalty shall be [ * ] of Net Sales in Europe, except in countries where COR is Co-Promoting the Integrilin Product, in which case COR shall be compensated under
                Section 9.2.

        - Sales Volume Royalty. Through [ * ], the following additional royalty (the "Sales Volume Royalty") shall be added to the Base Royalty, as follows:

                [ * ] if Net Sales in Europe are less than [ * ];


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                [ * ] of all Net Sales in Europe if total annual Net Sales in
                Europe are equal to or greater than [ * ] but less than [ * ];

                [ * ] of all Net Sales in Europe if total annual Net Sales in Europe are equal to or greater than [ * ] but less than [ * ];

                [ * ] of all Net Sales in Europe if total annual Net Sales in Europe are equal to or greater than [ * ] but less than [ * ]; and

                [ * ] of all Net Sales in Europe if total annual Net Sales in Europe are equal to or greater than [ * ].

                At the end of each quarter of each [ * ], the Sales Volume Royalty shall be determined on the basis of the above percentage associated with actual Net Sales in Europe for the year through such quarter, with any [ * ] as necessary to [ * ] the Sales Volume Royalty for prior quarters of the year, e.g., if sales in the fourth quarter bring total Net Sales to [ * ], then total Sales Volume Royalty payments to COR for that year would equal [
                * ].

        - Cost of Goods Royalty. Through [ * ], an additional royalty (the "Cost of Goods Royalty") shall be added to the Base Royalty and any Sales Volume Royalty if the Average Cost Per Gram for Integrilin Product sold in Europe is less than [ * ] per gram, as follows:

                Average Cost Per Gram

                Below [ * ] but greater than or equal to [ * ] additional royalty;

                Below [ * ] but greater than or equal to [ * ] additional royalty;

                Below [ * ] but greater than or equal to [ * ] additional royalty;

                Below [ * ] but greater than or equal to [ * ] additional royalty;

                Below [ * ] additional royalty.

                "Average Cost Per Gram" shall mean the average cost per gram of [ * ], calculated in accordance with the Cost of Goods Shipped definition but [ * ] to the [ * ] of any [ * ].

                For each of the first three quarters of each [ * ], the Cost of Goods Royalty shall be paid on the Net Sales in Europe during such quarter at a royalty rate calculated on the basis of the Average Cost Per Gram achieved in such year to date. At the end of each calendar year, the Cost of Goods Royalty shall be calculated for the year as a whole,


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                based on the Net Sales in Europe during such year and the
                Average Cost Per Gram during such year, with any reconciling payment or credit as necessary to adjust for any different Cost of Goods Royalty rate(s) which may have been applied for the first three calendar quarters.

        Notwithstanding the above references to a [ * ], in any year in which the Average Cost Per Gram for Integrilin Product sold in Europe is equal to or less than [ * ] per gram, an additional [ * ] royalty shall be added to any other applicable royalties up to a [ * ].

        In addition, COR shall receive a royalty on Royalty-Bearing Sales of all Integrilin Products in Canada as follows:

                [ * ] on Net Sales in Canada of Integrilin Products in [ * ];

                [ * ] on Net Sales in Canada of Integrilin Products in [ * ].

        Such royalty shall not be payable to COR after it has initiated Co-Promotion of each Co-Developed Product in Canada."

The remainder of Section 9.7 shall remain unchanged.

IX.     [ * ] TRIAL

        A. At such time as the JSC votes to conduct a [ * ] study [ * ], the Parties agree that the [ * ] shall be conducted as set forth in the [ * ] attached hereto as Exhibit A [ * ]. The Parties agree that the [ * ] may be amended only by vote of the JSC.

        B. Schering shall continue to be the [ * ] for the [ * ] phase of the development of Integrilin for the [ * ]. COR shall be the [
                * ] (as that [ * ]) for the [ * ]. COR shall also be the [ * ] for a [ * ] and the [ * ].

        C. As set forth more fully in the [ * ], the Parties shall each actively participate in a [ * ], which will have the [ * ] for the [ * ], consistent with the principles of prompt and diligent development of the Integrilin Products, as set forth in the Agreement. However, notwithstanding the formation or [ * ] or any other provision of this Second Amendment, the Parties confirm that the JSC shall retain overall responsibility for the clinical development of Integrilin Products, including without limitation for the [ * ].

        D. At such time as the JSC votes to conduct the [ * ], the Parties agree that the [ * ] shall include the [ * ] as are deemed necessary by the JSC to carry out the [ * ].


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        E.      The Parties recognize that the [ * ] of the [ * ] provided for in [ * ] is intended to [ * ] to [ * ] for the substantial [ * ] associated with a [ * ]. Accordingly, the Parties have provided in [ * ] for the possible termination [ * ] prior to the [ * ], and have further agreed that if for any reason the [ * ] but not [ * ], then the [ * ] shall be [ * ] as follows:

                1. If the [ * ] is [ * ] but is [ * ] at a time when the [ * ] in [ * ] are [ * ], then the [ * ] shall be [ * ] and the [ * ] shall be [ * ].

                2. If the [ * ] is [ * ] but is [ * ] at a time when the [ * ] in [ * ] have [ * ] but are [ * ], then the [ * ] shall be [ * ] and the [ * ] shall be [ * ].

                3. If the [ * ] is [ * ] but is [ * ] at a time when the [ * ] in [ * ] have [ * ] but are [ * ], then the [ * ] shall be [ * ] and the [ * ] shall be [ * ].

                4. If the [ * ] is [ * ] but is [ * ] before [ * ] at a time when the [ * ] in [ * ] have [ * ], then the [ * ] shall be [ * ] and the [ * ] shall be [ * ].

X.      TERMINATION RIGHTS

        A. Certain provisions of this Second Amendment shall terminate if, for any reason: (i) as of [ * ], the [ * ] to [ * ] the [ * ]; or (ii) as of [ * ] the [ * ] has not [ * ]. If the [ * ] has not [ * ] by [ * ], the [ * ] will be deemed [ * ]. The termination of certain provisions of this Second Amendment as set forth above shall have the following consequences:

               1. Articles [ * ] of this Second Amendment shall be deleted from this Second Amendment and shall have no force or effect, except as provided in paragraph 3 of this Article X.

               2. Articles [ * ] of this Second Amendment shall continue in full force and effect, but COR shall then have the right to give a notice of election to Co-Promote Co-Developed Products in Canada at any time within [ * ] following the effectiveness of termination under this Article X, which notice shall give COR the right to commence such Co-Promotion in Canada [ * ] following such notice. Should COR commence Co-Promotion in Canada before [ * ] will [ * ] to [
* ] any [ * ] for sales of Co-Developed Product in Canada [ * ] to [ * ] to the [ * ] Co-Promotion in Canada.

               3. In the event of any termination under this Article X, [ * ] in accordance with Article [ * ] of this Second Amendment until the end of the [ * ] in which termination occurs under this Article X. At that point, Article [ * ] shall have


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
no further force or effect and [ * ] in accordance with the original Agreement as amended by the First Amendment.


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
XI.     MISCELLANEOUS

        A. Each Party agrees to act in good faith and do all other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Second Amendment.

        B. This Second Amendment has been prepared jointly and shall not be strictly construed against either Party.

        C. The terms, conditions and existence of this Agreement shall be treated by the Parties on a confidential basis, subject to Section 13.3 of the Agreement and subject further to appropriate disclosure to employees and shareholder of Schering-Plough Corporation (the corporate parent of Schering) and its Affiliates and/or COR, or as otherwise required by law. Each of Schering and COR agrees to coordinate both the timing and content of any public announcements relating to this Second Amendment and any such public announcements shall be subject to the review and approval of the Parties prior to public disclosure.

        D. This Second Amendment to the extent set forth herein, amends, modifies and supplements the Agreement. This Second Amendment contains the entire agreement between the Parties hereto, and the terms of this Second Amendment are contractual and not a mere recital. Except as expressly modified herein, all of the terms and provisions of the Agreement remain in full force and effect and cannot be amended, modified or changed in any way whatsoever except by a written instrument duly executed by the Parties hereto.

        IN WITNESS WHEREOF, the Parties have executed this Second Amendment by their authorized officers effective as of the last date below.

SCHERING CORPORATION                COR THERAPEUTICS, INC.



By:     /s/ Thomas C. Lauda         By:     /s/ Vaughn M. Kailian
   -------------------------------     -------------------------------
            Thomas C. Lauda                     Vaughn M. Kailian

Title:  Executive Vice President    Title:  Chief Executive Officer
      ----------------------------        ----------------------------

Date:   11/1/99                     Date:   11/5/99
     -----------------------------       -------------------------------


SCHERING-PLOUGH LTD.



By:     /s/ Thomas C. Lauda
   -------------------------------

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AMENDED.

         Thomas C. Lauda

Title:  Manager (Director)
      ----------------------------
Date:   11/1/99
     -----------------------------


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
                                  Confidential

                                     Exhibit

                                      [ * ]


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